UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2005
ARTISTdirect, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-30063 (Commission File Number)	95-4760230 (I.R.S. Employer Identification Number)

10900 Wilshire Boulevard, Suite 1400, Los Angeles, California (Address of principal executive offices)		90024 (Zip Code)
Registrant’s telephone number, including area code: (310) 443-5360
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Certificate of Incorporation
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 3.1

Item 5.03 Amendment to Certificate of Incorporation
On November 7, 2005, ARTISTdirect, Inc. filed with the Secretary of State of the State of Delaware, a Certificate of Amendment of its Third Amended and Restated Certificate of Incorporation that increased the authorized number of shares of its common stock from 15,000,000 to 60,000,000. A copy of this Certificate has been attached as an exhibit to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(a)	Financial Statements: Not applicable.

(b)	Pro Forma Financial Information: Not applicable.

(c)	Shell Company Transactions: Not applicable.

(d)	Exhibits
3.1	Certificate of Amendment to Third Amended and Restated Certificate of Incorporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTDIRECT, INC. (Registrant)
Date: November 9, 2005	By:	/s/ Robert N. Weingarten
Robert N. Weingarten
Chief Financial Officer